EXHIBIT (10)(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our reports: (1) dated April 22, 2009, with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company, and (2) dated March 25, 2009, with respect to the financial statements of the subaccounts of the Separate Account VA Q, included in Post-Effective Amendment No. 8 to the Registration Statement (Form N-4 No. 333-110049) and related Prospectus of Flexible Premium Variable Annuity—B.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 27, 2009